UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 20, 2008

RAIT Financial Trust
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2929 Arch St., 17th Floor, Philadelphia, Pennsylvania		19104
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(215) 243-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 20, 2008 at the Annual Meeting of Shareholders, or the annual meeting, of RAIT Financial Trust, or RAIT, the shareholders of RAIT approved a proposal to amend and restate the "RAIT Investment Trust 2005 Equity Compensation Plan," or the plan, including renaming the plan as the "RAIT Financial Trust 2008 Incentive Award Plan," increasing the number of RAIT's common shares authorized for issuance under the plan, modifying the types of grants that may be made under the plan and extending the term of the plan. In addition, as a result of shareholder approval of the amendment and restatement of the plan, a 2008 cash award program, or the program, under the plan approved in March 2008 by the compensation committee of RAIT became effective. The program provides for cash awards payable to eight executive officers and one other highly-compensated employee of RAIT, including RAIT's principal executive officer, principal financial officer and the other named executive officers (as defined in instruction 4 to Item 5.02 of Form 8-K), on the attainment of specified performance goals in RAIT’s 2008 fiscal year. As of May 23, 2008, the compensation committee of RAIT adopted a form of cash award agreement, or the cash award form, to evidence the awards made pursuant to the program. The description of the terms and conditions of the plan and the program set forth in RAIT's definitive proxy statement filed April 4, 2008 with the U.S. Securities and Exchange Commission relating to the annual meeting under the caption "PROPOSAL 3. APPROVAL OF THE AMENDMENT AND RESTATEMENT OF RAIT’S 2005 EQUITY COMPENSATION PLAN" is incorporated herein by reference. A copy of the plan as amended and restated is attached hereto as Exhibit 10.1. A copy of the cash award form is attached hereto as Exhibit 10.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibit filed as part of this Current Report on Form 8-K is identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

May 27, 2008	By:	/s/ Jack E. Salmon

Name: Jack E. Salmon
Title: Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

10.1	RAIT Financial Trust 2008 Incentive Award Plan, as Amended and Restated May 20, 2008 (the "IAP").
10.2	IAP Form of 2008 Cash Award Program Agreement